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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2003

                           TRANSTEXAS GAS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-30475                                                  76-0401023
------------------------                                     -------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                              Houston, Texas 77032
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          (Address of principal executive offices, including zip code)


                                 (281) 987-8600
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              (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                                 Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                                 Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

                                 Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                                 Not applicable.

ITEM 5. OTHER EVENTS.

         On July 9, 2003, the Company issued a press release (the "Press Release") announcing that it has filed its First Amended Disclosure Statement for Debtors' First Amended Plan of Reorganization ("Debtors' Amended Disclosure Statement") in the United States Bankruptcy Court. On that same date, Thornwood Associates, LP filed its Disclosure Statement for Creditor's Joint Plan of Reorganization ("Thornwood Disclosure Statement"). The Debtors' Amended Disclosure Statement and the Thornwood Disclosure Statement solicit acceptance of their respective competing plans (the "Debtors' Amended Plan" and "Thornwood Plan," respectively). The United States Bankruptcy Court has set a confirmation hearing on August 5, 2003 to consider confirmation of the Debtors' Amended Plan or the Thornwood Plan. For additional information, reference is made to the Press Release dated July 9, 2003, a copy of which is attached as an exhibit hereto.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                                 Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

                                 Not applicable.

(b) Pro forma financial information:

                                 Not applicable.

(c) Exhibits:

99.1 TransTexas Gas Corporation Press Release dated July 9, 2003.

ITEM 8. CHANGE IN FISCAL YEAR.

                                 Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

                                 Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSTEXAS GAS CORPORATION


                                   By: /s/ ED DONAHUE
                                      ----------------------------------
                                      Name:  Ed Donahue
                                      Title: Chief Financial Officer


Dated: July 9, 2003


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
 99.1          TransTexas Gas Corporation Press Release dated July 9, 2003.


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